Exhibit 99.1

Keysight Technologies Reports Third Quarter 2017 Results
SANTA ROSA, Calif., Aug. 30, 2017 - Keysight Technologies, Inc. (NYSE: KEYS) today reported financial results for the third fiscal quarter of 2017 ended July 31, 2017.

“We delivered strong third quarter results. Order growth accelerated to 8 percent on a core basis driven by strength in our key focus areas, and cash generated from operations was $98 million. We are pleased with the momentum we are building in the market with new and existing customers developing leading-edge technologies such as 5G, next-gen Wi-Fi, high-speed datacenters, and automotive and energy,” said Ron Nersesian, Keysight president and CEO.

Third Quarter Financial Summary

•
GAAP revenue grew 16 percent to reach $832 million, when compared with $715 million last year. Non-GAAP revenue, which excludes the impact of fair value adjustment to acquisition-related deferred revenue balances, grew 20 percent to reach $863 million, when compared with $718 million in the third quarter of 2016. Non-GAAP core revenue, which excludes the impact of currency and revenue from acquisitions completed within the last twelve months, grew 4 percent year-over-year.

•	GAAP operating margin was -0.4 percent, compared with 15 percent in the third quarter of 2016. Non-GAAP operating margin was 19 percent, compared with 20 percent in the third quarter of 2016.

•
GAAP net loss was $18 million, or a loss of $0.10 per share, compared with net income of $91 million, or $0.53 per share in the third quarter of 2016. Non-GAAP net income was $115 million, or $0.61 per share, compared with $108 million, or $0.63 per share in the third quarter of 2016.

•	As of July 31, 2017, cash and cash equivalents totaled $873 million.

Reporting Segments

•	Communications Solutions Group (CSG)
CSG revenue was $418 million in the third quarter, compared to $424 million in the prior year third quarter. Growth in commercial communications and 5G was offset by a decline in aerospace, defense and government.

•	Electronic Industrial Solutions Group (EISG)
EISG revenue was $218 million in the third quarter, up 14 percent when compared to $191 million in the third quarter of 2016. EISG growth was driven by strong demand for general electronics, semiconductor, and automotive and energy solutions.

•	Ixia Solutions Group (ISG)

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ISG revenue was $120 million in the third quarter. ISG revenue was impacted by continued challenging market conditions with its network equipment manufacturers customers in the U.S., while demand for visibility and application and security solutions was strong among service provider customers.

•	Services Solutions Group (SSG)
SSG revenue in the third quarter grew 4 percent year-over-year to $107 million when compared with $103 million in the third quarter of 2016. Services growth was driven by remarketed solution sales.

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Fourth Quarter Outlook

Keysight provides guidance based on current market conditions and expectations.

Keysight’s fourth quarter 2017 GAAP revenue is expected to be in the range of $850 million to $880 million and non-GAAP revenue is expected to be in the range of $875 million to $905 million. Fourth quarter non-GAAP earnings per share are expected to be in the range of $0.59 to $0.69. Non-GAAP earnings per share as projected for the fourth quarter of fiscal year 2017 exclude items that pertain to future events and are not currently estimable with a reasonable degree of accuracy. Therefore, no reconciliation to GAAP amounts has been provided. Further information is discussed in the section titled “Non-GAAP Measures” below.

Webcast

Keysight’s management will present more details about its third quarter FY2017 financial results and its fourth quarter FY2017 outlook on a conference call with investors today at 1:30 p.m. PT. This event will be webcast in listen-only mode. Listeners may log on to the call at www.investor.keysight.com under the “Upcoming Events” section and select “Q3 2017 Keysight Technologies Inc. Earnings Conference Call” to participate. The webcast will remain on the company site for 90 days.

A telephone replay of the conference call will be available at approximately 4:30 p.m. PT, Aug. 30 through Sept. 6 by dialing +1 800-585-2056 (or +1 416-621-4642 from outside the U.S.) and entering pass code 51903852.

Forward-Looking Statements

This communication contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. These forward-looking statements involve risks and uncertainties that could significantly affect the expected results and are based on certain key assumptions of Keysight’s management and on currently available information. Due to such uncertainties and risks, no assurances can be given that such expectations or assumptions will prove to have been correct, and readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Keysight undertakes no responsibility to publicly update or revise any forward-looking statement. The forward-looking statements contained herein include, but are not limited to, information and future guidance on the company’s goals, priorities, revenues, demand, growth opportunities, customer service and innovation plans, new product introductions, financial condition, earnings, the continued strengths and expected growth of the markets the company sells into, operations, operating earnings, and tax rates that involve risks and uncertainties that could cause Keysight’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing, and the risk that we are not able to realize the savings or benefits expected from integration or restructuring activities. The words “anticipate,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “forecast,” “project,” and similar expressions, as they relate to the company, are intended to identify forward-looking statements.

In addition to the risks above, other risks that Keysight faces include those detailed in Keysight’s filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended Oct. 31, 2016, and Keysight’s quarterly report on Form 10-Q for the period ended April 30, 2017.

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Segment Data

Segment data reflects the results of our reportable segments under our management reporting system. Segment revenue and income from operations are consistent with the respective non-GAAP measures as explained below and in the attached supplemental schedules. Segment data are provided on page 8 of the attached tables.

Use of Non-GAAP Financial Measures

In addition to financial information prepared in accordance with U.S. GAAP (“GAAP”), this document also contains certain non-GAAP financial measures based on management’s view of performance, including:

•	Non-GAAP Core Revenue

•	Non-GAAP Revenue

•	Non-GAAP Income from Operations

•	Non-GAAP Net Income

•	Non-GAAP Diluted EPS

See the attached supplemental schedules for reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure for the three and nine month periods ended July 31, 2017 and for projected non-GAAP revenue amounts for the three months ended Oct. 31, 2017. Following the reconciliations is a discussion of the items adjusted from our non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results.

About Keysight Technologies

Keysight Technologies is a leading technology company that helps its engineering, enterprise and service provider customers optimize networks and bring electronic products to market faster and at a lower cost. Keysight’s solutions go where the electronic signal goes, from design simulation, to prototype validation, to manufacturing test, to optimization in networks and cloud environments. Customers span the worldwide communications ecosystem, aerospace and defense, automotive, energy, semiconductor and general electronics end markets. Keysight generated revenues of $2.9B in fiscal year 2016. In April 2017, Keysight acquired Ixia, a leader in network test, visibility, and security. More information is available at www.keysight.com.

# # #

Additional information about Keysight Technologies is available in the newsroom at www.keysight.com/go/news and on Facebook, Google+, LinkedIn, Twitter and YouTube.
EDITORIAL CONTACT:
Jeff Weber
+1 707 577 2845
jeff_weber@keysight.com
INVESTOR CONTACT:
Jason Kary
+1 707 577 6916
jason.kary@keysight.com

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KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months Ended
	July 31,		Percent
	2017	2016	Inc/(Dec)

Orders	$879	$707	24%

Net revenue	$832	$715	16%

Costs and expenses:
Cost of products and services	421	309	36%
Research and development	132	104	27%
Selling, general and administrative	286	200	43%
Other operating expense (income), net	(3)	(4)	(5)%
Total costs and expenses	836	609	37%

Income (loss) from operations	(4)	106	(103)%

Interest income	2	1	96%
Interest expense	(22)	(11)	92%
Other income (expense), net	(1)	1	(119)%

Income (loss) before taxes	(25)	97	(125)%

Provision (benefit) for income taxes	(7)	6	(203)%

Net income (loss)	$(18)	$91	(120)%

Net income (loss) per share:
Basic	$(0.10)	$0.54
Diluted	$(0.10)	$0.53

Weighted average shares used in computing net income (loss) per share:
Basic	186	170
Diluted	186	172

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Nine Months Ended
	July 31,		Percent
	2017	2016	Inc/(Dec)

Orders	$2,379	$2,147	11%

Net revenue	$2,311	$2,167	7%

Costs and expenses:
Cost of products and services	1,083	963	13%
Research and development	359	320	12%
Selling, general and administrative	755	607	24%
Other operating expense (income), net	(86)	(22)	301%
Total costs and expenses	2,111	1,868	13%

Income from operations	200	299	(33)%

Interest income	5	2	132%
Interest expense	(58)	(35)	65%
Other income (expense), net	2	2	14%

Income before taxes	149	268	(44)%

Provision for income taxes	9	25	(60)%

Net income	$140	$243	(43)%

Net income per share:
Basic	$0.78	$1.43
Diluted	$0.78	$1.41

Weighted average shares used in computing net income per share:
Basic	178	170
Diluted	180	172

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share amounts)
PRELIMINARY

	July 31,	October 31,
	2017	2016
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$873	$783
Short-term investments	3	—
Accounts receivable, net	521	437
Inventory	561	474
Other current assets	200	160
Total current assets	2,158	1,854

Property, plant and equipment, net	546	512
Goodwill	1,861	736
Other intangible assets, net	865	208
Long-term investments	60	55
Long-term deferred tax assets	216	392
Other assets	134	39
Total assets	$5,840	$3,796

LIABILITIES AND EQUITY

Current liabilities:
Current portion of long-term debt	$40	$—
Accounts payable	181	189
Employee compensation and benefits	182	183
Deferred revenue	265	180
Income and other taxes payable	39	41
Other accrued liabilities	77	51
Total current liabilities	784	644

Long-term debt	2,047	1,093
Retirement and post-retirement benefits	371	405
Long-term deferred revenue	92	72
Other long-term liabilities	327	69
Total liabilities	3,621	2,283

Total Equity:
Preferred stock; $0.01 par value; 100 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value, 1 billion shares authorized; 188 million shares at July 31, 2017 and 172 million shares at October 31, 2016, issued	2	2
Treasury stock at cost; 2.3 million shares at July 31, 2017 and October 31, 2016 respectively	(62)	(62)
Additional paid-in-capital	1,772	1,242
Retained earnings	1,079	949
Accumulated other comprehensive loss	(572)	(618)
Total stockholders' equity	2,219	1,513
Total liabilities and equity	$5,840	$3,796

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)
PRELIMINARY
	Nine Months Ended
	July 31,
	2017	2016
Cash flows from operating activities:
Net income	$140	$243

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	153	101
Share-based compensation	44	39
Excess tax (benefit) deficiency from share-based plans	(4)	4
Debt issuance expense	9	—
Deferred taxes	(43)	5
Excess and obsolete inventory related charges	12	14
Gain on sale of land	(8)	(10)
Asset impairment	7	—
Other non-cash expenses, net	1	4
Changes in assets and liabilities:
Accounts receivable	14	(16)
Inventory	10	(23)
Accounts payable	(17)	(38)
Employee compensation and benefits	(33)	1
Income tax payable	8	3
Retirement and post-retirement benefits, net	(78)	(38)
Other assets and liabilities	34	(12)
Net cash provided by operating activities (a)	249	277

Cash flows from investing activities:
Investments in property, plant and equipment	(54)	(76)
Acquisition of businesses & intangibles assets, net of cash acquired	(1,642)	(10)
Proceeds from sale of land	8	10
Proceeds from sale of investments	42	1
Other investing activities	—	(1)
Net cash used in investing activities	(1,646)	(76)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	51	42
Issuance of common stock under public offering	444	—
Treasury stock repurchases	—	(62)
Proceeds from short term borrowings	170	—
Proceeds from long term borrowings	1,069	—
Repayment of debt	(240)	(1)
Debt issuance costs	(16)	—
Excess tax benefit (deficiency) from share-based plans	4	(4)
Net cash provided by/(used in) financing activities	1,482	(25)
Effect of exchange rate movements	5	5
Net increase in cash and cash equivalents	90	181
Cash and cash equivalents at beginning of the period	783	483
Cash and cash equivalents at end of the period	$873	$664

(a) Cash payments included in operating activities:
Income tax payments, net	(43)	(17)
Interest payment on borrowings	(24)	(22)

KEYSIGHT TECHNOLOGIES, INC.
RECONCILIATION OF REVENUE EXCLUDING IMPACTS OF CURRENCY AND ACQUISITIONS
(In millions)
(Unaudited)
PRELIMINARY

	Guidance for Q4'17		Year-over-year compare
	Low end	High end	Q3'17	Q3'16	Percent Inc/(Dec)
GAAP Revenue	$850	$880	$832	$715	16%
Acquisition-related fair value adjustments	25	25	31	3
Non-GAAP Revenue	$875	$905	$863	$718	20%
Less: Revenue from acquisition included in segment results			(121)	—
Currency impacts			4	—
Non-GAAP Core Revenue			$746	$718	4%

Please refer Page 9 for discussion on our non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
NON-GAAP REVENUE AND OPERATING MARGIN RECONCILIATIONS
(In millions, except where noted)
(Unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	July 31,		July 31,
	2017	2016	2017	2016
Revenue	$832	$715	$2,311	$2,167
Acquisition related fair value adjustments	31	3	36	12
Non-GAAP Revenue	$863	$718	$2,347	$2,179

	Three Months Ended		Nine Months Ended
	July 31,		July 31,
	2017	2016	2017	2016
Income (loss) from operations, as reported	$(4)	$106	$200	$299
Amortization of acquisition-related balances	134	15	170	46
Share-based compensation	13	10	44	39
Acquisition and integration costs	12	4	39	11
Acquisition-related compensation expense	—	—	28	—
Separation and related costs	4	6	18	16
Japan pension settlement gain	—	—	(68)	—
Restructuring and related costs	3	—	6	—
Other	2	(1)	2	(7)
Non-GAAP income from operations	$164	$140	$439	$404

GAAP Operating Margin	—%	15%	9%	14%
Non-GAAP Operating Margin	19%	20%	19%	19%

Please refer Page 9 for discussion on our non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
NON-GAAP NET INCOME AND DILUTED EPS RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months ended				Nine Months ended
	July 31,				July 31,
	2017		2016		2017		2016
	Net Income	Diluted EPS(b)	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS

GAAP Net income (loss)	$(18)	$(0.10)	$91	$0.53	$140	$0.78	$243	$1.41
Non-GAAP adjustments:
Amortization of acquisition-related balances	134	0.71	15	0.09	170	0.95	46	0.27
Share-based compensation expense	13	0.07	10	0.06	44	0.24	39	0.23
Acquisition and integration costs	12	0.07	5	0.03	49	0.27	10	0.06
Acquisition-related compensation expense	—	—	—	—	28	0.16	—	—
Separation and related costs	4	0.03	6	0.03	18	0.10	16	0.09
Japan pension settlement gain	—	—	—	—	(68)	(0.38)	—	—
Restructuring and related costs	3	—	—	—	6	0.03	—	—
Other	2	0.02	(3)	(0.02)	2	0.01	(7)	(0.04)
Adjustment for taxes (a)	(35)	(0.19)	(16)	(0.09)	(62)	(0.34)	(38)	(0.22)
Non-GAAP Net income	$115	$0.61	$108	$0.63	$327	$1.82	$309	$1.80

Weighted average shares outstanding - diluted	186		172		180		172

(a) For the three and nine months ended July 31, 2017, management uses a non-GAAP effective tax rate of 19% and 18%, respectively. For the three and nine months ended July 31, 2016, management uses a non-GAAP effective tax rate of 17%. Historical amounts are reclassified to conform with current presentation.

(b) EPS impact on non-GAAP adjustments and non-GAAP net income is based on adjusted shares outstanding of 188 million.

Please refer Page 9 for discussion on our non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
SEGMENT RESULTS INFORMATION
(In millions, except where noted)
(Unaudited)
PRELIMINARY

Communications Solutions Group			YoY
	Q3'17	Q3'16	% Chg
Revenue	$418	$424	(1)%
Gross Margin, %	61.2%	61.7%
Income from Operations	$66	$77
Operating Margin, %	16%	18%

Electronic Industrial Solutions Group			YoY
	Q3'17	Q3'16	% Chg
Revenue	$218	$191	14%
Gross Margin, %	61.1%	60.7%
Income from Operations	$55	$44
Operating Margin, %	25%	23%

Ixia Solutions Group			YoY
	Q3'17	Q3'16	% Chg
Revenue	$120	$—	—
Gross Margin, %	77.0%	—	—
Income from Operations	$24	$—	—
Operating Margin, %	20%	—	—

Services Solutions Group			YoY
	Q3'17	Q3'16	% Chg
Revenue	$107	$103	4%
Gross Margin, %	41.8%	42.4%
Income from Operations	$19	$19
Operating Margin, %	18%	19%

Net revenue for our segments, Ixia Solutions Group and Communications Solutions Group excludes the impact of fair value adjustments to acquisition-related deferred revenue balances of $31 million and zero for Q3'17, and zero and $3 million for Q3'16, respectively.Segment revenue and income from operations are consistent with the respective non-GAAP measures as discussed on Page 9.

KEYSIGHT TECHNOLOGIES, INC.
Non-GAAP Financial Measures

Management uses both GAAP and non-GAAP financial measures to analyze and assess the overall performance of the business, to make operating decisions and to forecast and plan for future periods. We believe that our investors benefit from seeing our results “through the eyes of management” in addition to seeing our GAAP results. This information enhances investors’ understanding of the continuing performance of our business and facilitates comparison of performance to our historical and future periods.

Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, including industry peer companies, limiting the usefulness of these measures for comparative purposes.

These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The discussion below presents information about each of the non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results. In future periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, adjustments for these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

Non-GAAP Revenue includes recognition of acquired deferred revenue that was written down to fair value in purchase accounting. Management believes that excluding fair value purchase accounting adjustments more closely correlates with the ordinary and ongoing course of the acquired company’s operations and facilitates analysis of revenue growth and business trends.

Non-GAAP Core Revenue is non-GAAP revenue (see Non-GAAP Revenue above) excluding the impact of foreign currency changes and revenue associated with businesses acquired within the last twelve months. We exclude the impact of foreign currency changes as currency rates can fluctuate based on factors that are not within our control and can obscure revenue growth trends. As the nature, size and number of acquisitions can vary significantly from period to period and as compared to our peers, we exclude revenue associated with recently acquired businesses to facilitate comparisons of revenue growth and analysis of underlying business trends.

Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Diluted EPS may include the following types of adjustments:

•
Share-based Compensation Expense: We exclude share-based compensation expense from our non-GAAP financial measures because share-based compensation expense can vary significantly from period to period based on the company’s share price, as well as the timing, size and nature of equity awards granted. Management believes the exclusion of this expense facilitates the ability of investors to compare the company’s operating results with those of other companies, many of which also exclude share-based compensation expense in determining their non-GAAP financial measures.

•
Acquisition-related Items: We exclude the impact of certain items recorded in connection with business combinations from our non-GAAP financial measures that are either non-cash or not normal, recurring operating expenses due to their nature, variability of amounts and lack of predictability as to occurrence or timing. These amounts may include non-cash items such as the amortization of acquired intangible assets and amortization of items associated with fair value purchase accounting adjustments, including recognition of acquired deferred revenue (see Non-GAAP Revenue above) We also exclude transaction and certain other cash costs associated with business acquisitions that are not normal recurring operating expenses, including amortization of amounts paid to redeem acquirees’ unvested stock-based compensation awards, and legal, accounting and due diligence costs. We exclude these charges to facilitate a more meaningful evaluation of our current operating performance and comparisons to our past operating performance.

•
Separation and Related Costs: We exclude all incremental expenses incurred to effect the separation of Keysight from Agilent. We exclude expenses that would not have been incurred if we had no plan to spin-off including, among other things, branding, legal, accounting and advisory fees, costs to resize and optimize our infrastructure and other costs to separate and transition from Agilent. We believe that these costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to our operating performance in other periods.

•
Restructuring and Related Costs: We exclude incremental expenses associated with restructuring initiatives, usually aimed at material changes in the business or cost structure. Such costs may include employee separation costs, asset impairments, facility-related costs, contract termination fees, and costs to move operations from one location to another. These activities can vary significantly from period to period based on the timing, size and nature of restructuring plans; therefore, we do not consider such costs to be normal, recurring operating expenses. We believe that these costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to our operating performance in other periods.

•
Other Items: We exclude certain other significant income or expense items that may occur occasionally and are not normal, recurring, cash operating from our non-GAAP financial measures. Such items are evaluated on an individual basis based on both quantitative and qualitative factors and generally represent items that we would not anticipate occurring as part of our normal business on a regular basis. While not all-inclusive, examples of certain other significant items excluded from non-GAAP financial measures would be: significant realized gains or losses associated with our employee benefit plans, significant litigation-related loss contingency accruals and settlement fees or gains associated with other disputed matters.

•
Estimated Tax Rate: We utilize a fixed long-term projected non-GAAP tax rate. When projecting this long-term rate, we exclude any tax benefits or expenses that are not directly related to ongoing operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. Additionally, we evaluate our current long-term projections, current tax structure and other factors, such as existing tax positions in various jurisdictions and key tax holidays in major jurisdictions where Keysight operates. This tax rate could change in the future for a variety of reasons, including but not limited to significant changes in geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where Keysight operates. The above reasons also limit our ability to reasonably estimate the future GAAP tax rate and provide a reconciliation of the expected non-GAAP earnings per share for the fourth quarter of fiscal 2017 to the GAAP equivalent.

Management recognizes these items can have a material impact on our cash flows and/or our net income. Our GAAP financial statements, including our Condensed Consolidated Statement of Cash Flows, portray those effects. Although we believe it is useful for investors to see core performance free of special items, investors should understand that the excluded costs are actual expenses that may impact the cash available to us for other uses. To gain a complete picture of all effects on the company’s profit and loss from any and all events, management does (and investors should) rely upon the Condensed Consolidated Statement of Operations prepared in accordance with GAAP. The non-GAAP measures focus instead upon the core business of the company, which is only a subset, albeit a critical one, of the company’s performance.